Trade and Other Payables	12 Months Ended
Dec. 31, 2021
Trade and other payables [abstract]
Trade and other payables	TRADE AND OTHER PAYABLES

		December 31,
	Notes	2020	2021
		(US$ in millions)
Trade payables	20(a)	$51	$31
Customer deposits and other deferred revenue	20(b)	412	401
Construction payables and accruals		316	188
Interest payables		156	141
Accrued employee benefit expenses		136	134
Other tax payables		118	115
Outstanding chip liability	20(b)	189	65
Loyalty program liability	20(b)	28	26
Casino liabilities		22	21
Payables to related companies	25(b)	3	5
Other payables and accruals		62	56
		1,493	1,183
Less: non-current portion		(105)	(112)
Current portion		$1,388	$1,071
Trade and other payables are measured at amortized cost and the carrying amount approximate their fair values at each balance sheet date.

(a)Trade payables
The aging analysis of trade payables based on invoice date is as follows:

	December 31,
	2020	2021
	(US$ in millions)
0 — 30 days	$31	$22
31 — 60 days	15	7
61 — 90 days	3	1
Over 90 days	2	1
	$51	$31

(b)Contract and contract related liabilities
The Group provides numerous products and services to its customers. There is often a timing difference between the cash payment by the customers and recognition of revenue for each of the associated performance obligations. The Group has the following main types of liabilities associated with contracts with customers: (1) outstanding chip liability, (2) loyalty program liability, and (3) customer deposits and other deferred revenue for gaming and non-gaming products and services yet to be provided.
The outstanding chip liability represents the collective amounts owed to gaming promoters and patrons in exchange for gaming chips in their possession. Outstanding chips are expected to be recognized as revenue or redeemed for cash within one year of being purchased. The loyalty program liability represents a deferral of revenue until patron redemption of points earned. The loyalty program points are expected to be redeemed and recognized as revenue within one year of being earned. Customer deposits and other deferred revenue represent cash deposits made by customers for future services provided by the Group. With the exception of mall deposits, which typically extend beyond a year based on the terms of the lease, the majority of these customer deposits and other deferred revenue are expected to be recognized as revenue or refunded to the customer within one year of the date the deposit was recorded.

The following table summarizes the liability activity related to contracts with customers:

	Outstanding Chip Liability		Loyalty Program Liability		Customer Deposits and Other Deferred Revenue(i)
	2020	2021	2020	2021	2020	2021
	(US$ in millions)
Balance at January 1	$485	$189	$31	$28	$395	$412
Balance at December 31	189	65	28	26	412	401
(Decrease)/increase(ii)	$(296)	$(124)	$(3)	$(2)	$17	$(11)
(i)    Of this amount, US$129 million, US$125 million and US$118 million as at January 1, 2020, December 31, 2020, and December 31, 2021, respectively, related to mall deposits that were accounted for based on lease terms usually greater than one year.
(ii)    The decrease noted in outstanding chip liability in 2021 primarily resulted from the closure of the fixed room junket operations in December 2021.